                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              MERIDIAN GOLD, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                              [MERIDIAN GOLD LOGO]



                               MERIDIAN GOLD INC.
                               NOTICE OF MEETING

The Annual and Special Meeting of Shareholders (the "Meeting") of Meridian Gold Inc. (the "Corporation") will be held at 4:00 p.m. EDT on Tuesday, May 7, 2002 at the TSE Conference Centre located on street level of The Exchange Tower, 130 King Street West (NE corner of King and York Streets) (business attire required), for the following purposes:

1. to receive the consolidated financial statements of the Corporation for the financial year ended December 31, 2001 and the auditors' report on the financial statements;

2. to elect directors to the Board of Directors of the Corporation (the "Board of Directors");

3. to reappoint KPMG LLP as auditors of the Corporation and to authorize the Board of Directors to fix their remuneration;

4. to consider, and if thought fit, to pass a resolution to authorize certain amendments to the Corporation's Share Incentive Plan, a description of which amendments is outlined in the management information circular of the Corporation dated March 29, 2002 (the "Circular") under the heading "Amendment to the Share Incentive Plan", and the full text of which resolution is set out in Schedule "B" to the Circular. A complete copy of the Share Incentive Plan is attached as Schedule "A";

5. to consider, and if thought fit, to pass a resolution reconfirming the applicability of the Corporation's Shareholder Rights Plan, a summary of which is outlined in this Circular under the heading "Reconfirmation of Adoption of Shareholder Rights Plan", and the full text of which resolution is set out in Schedule "C" to this Circular; and

6.  to transact any other business that may properly come before the Meeting.

Only shareholders of record at March 22, 2002 will be entitled to notice of and to vote at the Meeting. IF YOU CANNOT ATTEND THE MEETING IN PERSON, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. PROXIES MUST BE RECEIVED BY THE CORPORATION'S REGISTRAR AND TRANSFER AGENT, COMPUTERSHARE TRUST COMPANY OF CANADA, 1800 MCGILL COLLEGE AVENUE, 6TH FLOOR, MONTREAL, PQ H3A 3K9, BY 5:00 P.M. (EASTERN DAYLIGHT TIME) ON MAY 3, 2002. If a return envelope is not enclosed with your proxy form, please mail your proxy form to Computershare Trust Company of Canada, P.O. Box 1542 Stn B, Montreal, PQ H3B 3L2.

Toronto, March 29, 2002


BY ORDER OF THE BOARD

"Edward H. Colt"


Edward H. Colt
Secretary

                               TABLE OF CONTENTS

Appointment of Proxyholder.......................................................   1
Exercise of Vote by Proxy........................................................   1
Voting by beneficial shareholders................................................   1
Revocation of Proxy..............................................................   2
Voting Shares and Principal Holders..............................................   2
Election of Directors............................................................   3
Nominees for Election to the Board of Directors..................................   4
Statement of Corporate Governance Practices......................................   5
 The Board of Directors..........................................................   5
 Board Composition and Independence from Management..............................   5
 Board Committees................................................................   5
 Decisions Requiring Board Approval..............................................   6
 Board Performance...............................................................   6
 Shareholder Communications......................................................   6
 The Board's Expectations of Management..........................................   6
Statement of Executive Compensation..............................................   7
 Summary Compensation............................................................   7
 Long-Term Incentive Plan........................................................   7
 Grants of Options/Restricted Shares.............................................   8
 Option Exercises and Year-End Option Values.....................................   8
 Pension Plans...................................................................   8
 Employment Contracts............................................................   9
 Composition of the Compensation Committee.......................................   9
 Report on Executive Compensation................................................   9
 Performance Graph...............................................................  11
 Compensation of Directors.......................................................  11
 Directors' and Officers' Insurance..............................................  12
 Indebtedness of Directors and Officers..........................................  12
 Interests in Material Transactions..............................................  12
 Appointment of Auditors.........................................................  12
Amendment to the Share Incentive Plan............................................  12
Reconfirmation of Adoption of Shareholder Rights Plan............................  14
 Purpose of the Current Rights Plan..............................................  15
 Summary of the Current Rights Plan..............................................  15
 Effective Time..................................................................  15
 Issue of Rights.................................................................  15
 Rights Exercise Privilege.......................................................  15
 Certificates and Transferability................................................  16
 Permitted Bid Requirements......................................................  16
 Waiver..........................................................................  16
 Redemption......................................................................  17
 Amendment.......................................................................  17
 Board of Directors..............................................................  17
 Exemptions for Investment Advisors..............................................  17
 Certain Canadian Federal Income Tax Considerations of the Current Rights Plan...  17
 Shareholders Rights Plan Resolution.............................................  18
General..........................................................................  18
Director's Approval..............................................................  19

                               MERIDIAN GOLD INC.

                           MANAGEMENT PROXY CIRCULAR

                                 MARCH 29, 2002

THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (THE "CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF MERIDIAN GOLD INC. (THE "CORPORATION") FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS (OR ANY ADJOURNMENTS THEREOF) OF THE CORPORATION (THE "MEETING") TO BE HELD AT 4:00 P.M. EDT ON TUESDAY, MAY 7, 2002, AT THE TSE CONFERENCE CENTRE LOCATED ON STREET LEVEL OF THE EXCHANGE TOWER, 130 KING STREET WEST (NE CORNER OF KING AND YORK STREETS) (BUSINESS ATTIRE REQUIRED) FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING. The solicitation will be primarily by mail, but proxies may also be solicited personally by regular employees of the Corporation for which no additional compensation will be paid. The cost of preparing, assembling and mailing this Circular, the Notice of Meeting, form of proxy and any other material relating to the Meeting has been or will be borne by the Corporation. It is anticipated that copies of this Circular and accompanying proxy will be distributed to shareholders on or about March 29, 2002.

Shareholders who are not able to attend the Meeting in person should complete and sign the enclosed proxy and return it to Computershare Trust Company of Canada, the Corporation's registrar and transfer agent, in the pre-addressed envelope. TO BE EFFECTIVE, PROXIES MUST BE RECEIVED BEFORE 5:00 P.M. (EASTERN DAYLIGHT TIME) ON MAY 3, 2002 BY COMPUTERSHARE TRUST COMPANY OF CANADA, 1800 MCGILL COLLEGE AVENUE, 6TH FLOOR, MONTREAL, PQ H3A 3K9. SHAREHOLDERS WHOSE SHARES ARE HELD BY A NOMINEE MAY RECEIVE EITHER A VOTING INSTRUCTION FORM OR FORM OF PROXY AND SHOULD FOLLOW THE INSTRUCTIONS PROVIDED BY THE NOMINEE.

                           APPOINTMENT OF PROXYHOLDER

ANY SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN THE PERSONS DESIGNATED IN THE ENCLOSED FORM OF PROXY TO ATTEND AND TO VOTE AND TO ACT FOR AND ON BEHALF OF THE SHAREHOLDER AT THE MEETING. IN ORDER TO DO SO, THE SHAREHOLDER MAY INSERT THE NAME OF SUCH OTHER PERSON IN THE BLANK SPACE PROVIDED IN THE PROXY, OR USE ANOTHER FORM OF PROXY.

                           EXERCISE OF VOTE BY PROXY

The shares represented by properly executed proxies will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the shares shall be voted accordingly. Where a shareholder fails to specify a choice with respect to any matter referred to in the Notice of Meeting in a proxy appointing a management nominee (the nominees specified in the proxy enclosed with this Circular) as proxyholder, the shares represented by the proxy will be voted for or in favor of the matter to be voted upon.

The enclosed proxy confers discretionary authority with respect to any amendments or variations to the matters referred to in the Notice of Meeting and any other matters which may properly come before the Meeting.

                       VOTING BY BENEFICIAL SHAREHOLDERS

Shareholders who hold shares through their brokers, intermediaries, trustees or other nominees (such shareholders being collectively called "Beneficial Shareholders") should note that only proxies deposited by shareholders whose names appear on the share register of the Corporation may be recognized and acted upon at the Meeting. If shares are shown on an account statement provided to a Beneficial Shareholder by a broker, then in almost all cases the name of such Beneficial Shareholders will not appear on the share register of the Corporation. Such shares will most likely be registered in the name of the broker or an agent of the broker. In Canada, the vast majority of such shares will be registered in the name of "CDS & Co.", the registration name of The Canadian Depositary for Securities Limited, which acts as a nominee for many brokerage firms. Such shares can only be voted by brokers, agents or nominees and can only be voted by them in accordance with instructions received from Beneficial Shareholders. As a result, Beneficial Shareholders should carefully review the voting instructions provided by their broker, agent or nominee with this Management Proxy Circular and ensure they communicate how they would like their shares voted in accordance with those instructions.

Applicable regulatory policies require brokers and intermediaries to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Each broker or intermediary has its own mailing procedures and provides its own return instructions to clients. The purpose of the form of proxy or voting instruction form provided to a Beneficial Shareholder by its broker, agent or nominee is limited to instructing the registered holder of the relevant shares on how to vote such shares on behalf of the Beneficial Shareholder. Most brokers now delegate responsibility for obtaining instructions from clients to Independent Investor Communications Corporation ("IICC"). IICC typically supplies a voting instruction form, mails those forms to Beneficial Shareholders and asks those Beneficial Shareholders to return the forms to IICC or follow specific telephone or other voting procedures. IICC then tabulates the results of all instructions received by it and provides appropriate instructions respecting the voting of shares at the Meeting. A Beneficial Shareholder receiving a voting instruction form from IICC cannot use that form to vote shares directly at the Meeting. Instead, the voting instruction form must be returned to IICC or the alternate voting procedures must be completed well in advance of the Meeting in order to ensure such shares are voted.

Although Beneficial Shareholders may not be recognized directly at the Meeting for the purpose of voting shares registered in the name of their broker, agent or nominee, a Beneficial Shareholder may attend the Meeting as a proxyholder for a shareholder and vote shares in that capacity. As a result, Beneficial Shareholders who wish to attend the Meeting and indirectly vote their shares as proxyholder for the registered shareholder should contact their broker, agent or nominee well in advance of the Meeting to determine the steps necessary to permit them to indirectly vote their shares as a proxyholder.

                              REVOCATION OF PROXY

In addition to revocation in any other manner permitted by law, under subsection 148(4) of the Canada Business Corporations Act, a shareholder who has executed a proxy has the power to revoke it by depositing an instrument in writing executed by the shareholder (or the shareholder's attorney authorized in writing): (i) at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting (or any adjournment or postponement thereof), or (ii) with the Chairman of the Meeting on the day of the Meeting (or any adjournment or postponement thereof).

                      VOTING SHARES AND PRINCIPAL HOLDERS

As of March 22, 2002, there were outstanding 75,924,449 common shares of the Corporation. Holders of record of common shares in the capital of the Corporation (the "Common Shares") at the close of business on March 22, 2002 are entitled to one vote for each Common Share held, except to the extent that subsequent transferees become entitled to vote by complying with the Canada Business Corporations Act.

The following table shows, as of March 22, 2002, each person who, to the knowledge of the Corporation, its directors or officers, beneficially owns, directly or indirectly, or exercises control or direction over, in excess of 10% of any class of voting securities of the Corporation:


 CLASS OF                  NAME AND ADDRESS OF                      AMOUNT AND NATURE OF                  PERCENT OF
 SECURITIES                BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP                     CLASS
 ----------                ----------------                         --------------------                    -----
Common                     Royal Trust Investment                          11,209,600                        14.9%
                           Management Holdings Inc.                    Shared Voting and
                           Royal Trust Tower                           Dispositive Power/1/
                           P.O. Box 97
                           77 King Street West
                           Suite 3900
                           Toronto, Ontario

Common                     Fidelity Management and                         9,881,225                         12.5%
                           Research Corporation                     Sole Dispositive Power/2/
                           82 Devonshire Street
                           Boston, MA

Notes
-------------
    /1/ Total shares owned is 11,209,600, which includes the sole voting and sole dispositive power shares of 600
    /2/ Total shares owned is 9,881,225 which includes the sole voting power shares of 2,498,050

                             ELECTION OF DIRECTORS

Pursuant to the articles of incorporation of the Corporation, the board of directors of the Corporation (the "Board of Directors") consists of a minimum of three directors and a maximum of ten directors; the number of directors within this range is determined by the Board of Directors. The number of directors is currently fixed at six.

The persons named in the enclosed form of proxy intend to vote for the election of the six nominees listed in the following table, all of whom are now members of the Board of Directors and have been for the periods indicated. It is not anticipated that any of these nominees will be unable to serve as directors, but if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy shall be entitled to vote for any other nominees in their discretion.

Each director elected at the meeting will hold office until the next Annual Meeting of Shareholders or until his or her successor is elected or appointed.

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS


NAME AND MUNICIPALITY OF RESIDENCE  DIRECTOR SINCE    SHARES OWNED/(1)/
----------------------------------  --------------    -----------------

John A. Eckersley/(2)/                  1996              3,500
West Vancouver, British Columbia

Mr. Eckersley is a private investor. Prior to October 1995, he was Vice-President, Secretary and General Counsel of Placer Dome Inc., a mining company.

Brian J. Kennedy/(3)/                   1996              251,400
Reno, Nevada

Mr. Kennedy has been President and Chief Executive Officer of the Corporation since April 1996. He was President of FMC Gold Company, a predecessor of the Corporation, from May 1987 until June 1996. Mr. Kennedy is also a director and officer of certain subsidiaries of the Corporation.

Christopher R. Lattanzi/(1)/            1999                 nil
Toronto, Ontario

Mr. Lattanzi, elected to the Board of Directors in February 1999, is a mining engineer and for the past eleven years has been President of Micon International Limited, mineral industry consultants.

Malcolm W. MacNaught/(1)/               1997                10,000
Duxbury, Massachusetts

In 1996, Mr. MacNaught culminated his career with Fidelity Investments where he managed the Fidelity Select Precious Metals and Minerals Fund and the Fidelity Select American Gold Portfolio Fund. He also acted as Manager of Fidelity Advisor Global Resources. Mr. MacNaught is a private investor.

Carl L. Renzoni/(2)/                    2000                   nil
Toronto, Ontario

Mr. Renzoni, appointed to the Board of Directors in November 2000, retired from BMO Nesbitt Burns in 2001, where he was employed since 1969 and most recently served as a Managing Director. He brings over 30 years experience in the securities business specializing in the mining industry.

David S. Robertson/(1)(2)/              1996                  11,000
North York, Ontario

Dr. Robertson is currently an independent consultant in the mining industry, and his distinguished career has spanned over 30 years. He has served as a director for several mining companies, and as president of the Canadian Institute of Mining, Metallurgy and Petroleum.

Notes
------------------
3. Information as to the number of shares of each class of voting shares of the Corporation and any of the Corporation's subsidiaries beneficially owned, directly or indirectly, or over which control or direction is exercised, is not within the knowledge of management and has been furnished by the respective nominees, as of March 22, 2002.

/(1)/ Member of Compensation Committee.

/(2)/ Member of Audit Committee.

/(3)/ Includes the following restricted shares:
          (a)  16,100 shares will vest on October 26, 2002
          (b)  89,277 will vest as follows:     44,633 shares on July 24, 2002
                                                44,634 shares on July 24, 2003
          (c)  59,200 will vest as follows:     23,066 shares on July 27, 2002
                                                23,067 shares on July 27, 2003
                                                23,067 shares on July 27, 2004

                  STATEMENT OF CORPORATE GOVERNANCE PRACTICES


THE BOARD OF DIRECTORS

The Board of Directors is responsible for the supervision of the management of the Corporation's business and affairs. It has the statutory authority and obligation to protect and enhance the assets of the Corporation in the interest of all shareholders. The Board of Directors believes in the principles of maintaining an independent and effective board of directors, assumption by the board of stewardship of the Corporation and compliance, to the extent practicable for the Corporation, with the guidelines adopted by the Toronto Stock Exchange Committee on Corporate Governance (the "TSE Guidelines").

While management is responsible for day-to-day operations, the Board of Directors has assumed the stewardship of the Corporation. This includes responsibility for (i) adoption of a strategic planning process, (ii) identifying principal risks of the Corporation's business and ensuring implementation of appropriate systems to manage those risks, (iii) succession planning, including appointing and monitoring senior management, (iv) a communications policy, and (v) integrity of the Corporation's internal control and management information systems.

New directors are provided with substantial reference material relating to the Corporation's strategies, business plan and recent performance, as well as their responsibilities as directors. Specific briefing sessions from appropriate senior management personnel take place regularly at meetings of the Board of Directors.

The Board of Directors met eight times in 2001.

Board Composition and Independence from Management

The Corporation's policy is that a majority of the members of the Board of Directors be "unrelated", within the meaning of the TSE Guidelines, which means the Board of Directors must remain independent of management and free from any interest and any business or other relationship which could, or could be perceived to, interfere with a director's independence. In its determination as to whether a particular director is a "related director", the Board of Directors examines the individual circumstances of each director and the relationship of the director to management and to the Corporation. The Board of Directors is of the view that five of the six present directors are independent of management and unrelated for purposes of the TSE Guidelines, the exception being Mr. Brian
J. Kennedy, the President and Chief Executive Officer of the Corporation. At the Meeting, a slate of six individuals is being proposed for election by the shareholders. Five of the nominees qualify as unrelated directors.

The Corporation's policy is to maintain a non-executive Chairman of the Board of Directors to ensure that the Board of Directors can function independently of management. The current Chairman of the Board of Directors, David S. Robertson, qualifies as an unrelated director.

The current composition of the Board of Directors reflects a breadth of background and experience that are important for effective governance of a company in the mining industry. Additional nominees to the Board of Directors would be expected to possess backgrounds and/or experience to complement that of the Board of Directors.


Board Committees

The Corporation does not have an Executive Committee but is required to have an Audit Committee. The Audit Committee, on behalf of the Board of Directors, has responsibility for: (a) reviewing the financial statements of the Corporation and recommending whether such statements should be approved by the Board of Directors; (b) reviewing interim financial statements of the Corporation; (c) recommending to the Board of Directors annually or as they may otherwise determine, a duly qualified auditor; (d) reviewing the scope of the audit to be conducted by the external and internal auditors of the Corporation; (e) reviewing the auditors' fees and assessing the performance of external and internal auditors and the nature and cost of other services provided by such auditors; (f) reviewing all public disclosure documents containing financial information before release; (g) reviewing all post-audit or management letters containing material recommendations of the external auditor and management's response in respect of any identified material weakness; and
(h) having such other duties, powers and authorities as the Board of Directors may delegate to the Committee from time to time. The members of the Committee have the right, for the purpose of performing their duties, to inspect all the books and records of the Corporation and its affiliates, and of discussing such accounts and records and any matters relating to the financial position or condition of the Corporation with the auditors of the Corporation or its affiliates.

The Audit Committee is composed of three (3) directors. This Committee has the following members: John A. Eckersley (Chairman), David S. Robertson, and Carl L. Renzoni.

The Compensation Committee has responsibility for: (a) fixing the compensation of the President and Chief Executive Officer and approving the compensation of the other officers of the Corporation; (b) exercising the powers conferred on it by the Board of Directors with respect to option and share purchase plans; and
(c) reviewing annually, or more often if it deems appropriate, succession for key executives, performance appraisals (having regard to the criteria referred to under "Executive Annual Incentive Plan"), development of senior officers, senior management organization and reporting structure, contingency plans in the event of the unexpected disability of key executives, and performance and funding of pensions and other benefits.

The Compensation Committee is composed of three (3) directors. This Committee has the following members: David S. Robertson (Chairman), Malcolm W. MacNaught, and Christopher R. Lattanzi.

As additional members join the Board of Directors and as the needs of the Corporation change, the Board of Directors will review the need for, and establish as appropriate, additional committees.

Decisions Requiring Board Approval

Approval of annual budgets and major acquisitions, investments and expenditures, as well as all significant matters outside the ordinary course of business and matters requiring such approval under applicable law, are subject to review and approval by the Board of Directors.


Board Performance

The Chairman of the Board of Directors provides leadership to the effective performance of the Board of Directors.


Shareholder Communications

The Corporation maintains shareholder communications through an investor relations program.


The Board's Expectations of Management

The Board of Directors through the Compensation Committee conducts an annual performance evaluation of the President and Chief Executive Officer and establishes a list of objectives for the ensuing year.

The Board of Directors expects management to provide information and maintain processes which enable the Board of Directors to identify issues, challenges, and opportunities for the Corporation and otherwise discharge its responsibilities.

This statement of corporate governance practices has been developed and approved by the Board of Directors.

                      STATEMENT OF EXECUTIVE COMPENSATION


Summary Compensation

The following table sets forth, for the periods indicated, information concerning compensation earned during such periods by the Corporation's Chief Executive Officer and by the Corporation's four other most highly compensated executive officers (excluding the Chief Executive Officer) who were serving as executive officers on December 31, 2001 (the "Named Executive Officers").

                         SUMMARY COMPENSATION TABLE/(1)/
                         ------------------------------

                                           ANNUAL COMPENSATION                         LONG-TERM COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
      NAME AND          YEAR     ($)        ($)               ($)                 SECURITIES               ($)             ($)
 PRINCIPAL POSITION             SALARY     BONUS          OTHER ANNUAL          UNDER OPTIONS       RESTRICTED SHARES    ALL OTHER
                                                       COMPENSATION/(2)(5)/      GRANTED/(6)/       GRANTED/(4)(6)/    COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Brian J. Kennedy/(3)/   2001   375,000    292,348          10,500               103,700              567,440            nil
President and Chief     2000   312,374    214,757          10,500               199,900              920,563            nil
 Executive Officer      1999   283,976    194,524          10,000                75,400              329,044          69,635
-----------------------------------------------------------------------------------------------------------------------------------
Edward H. Colt/(2)/     2001   200,000    128,267          10,000                43,400              237,800            nil
Vice President,         2000   174,528    100,808           9,308                76,400              352,000            nil
 Finance & Chief        1999   162,504     97,567           8,125                28,400              128,756            nil
 Financial Officer
-----------------------------------------------------------------------------------------------------------------------------------
Gonzalo F. Tufino/(2)/  2001   166,000     96,891           3,583                32,700              178,760            nil
Vice President,         2000   143,000     74,360         111,494                62,600              288,750            nil
 Development            1999   130,000     80,080          57,430                22,700              103,550            nil
-----------------------------------------------------------------------------------------------------------------------------------
Richard C. Lorson       2001   160,000     93,972           7,567                31,500              172,200            nil
Vice President,         2000   148,476     78,274          10,393                65,000              299,750            nil
 Exploration            1999   141,537     72,976           5,282                24,700              112,406            nil
-----------------------------------------------------------------------------------------------------------------------------------
Edgar A. Smith/(2)/     2001   148,000     91,184          43,821                31,400              171,380            nil
Vice President &        2000   140,010     84,142          51,891                61,700              284,625            nil
 General Manager, El    1999   130,000     67,236           5,742                22,700              103,550            nil
 Penon
-----------------------------------------------------------------------------------------------------------------------------------

NOTES:
------
/(1)/ All figures, other than numbers of options granted, are expressed in U.S.
      dollars.

/(2)/ Consists of matching payments to a 401(k) Thrift Plan established by a subsidiary of the Corporation. Excludes any perquisites and other benefits not greater than the lesser of Cdn. $50,000 and 10% of the Named Executive Officer's total annual salary and bonus. In the case of Mr. Tufino (1999, 2000) and Mr. Smith (1999, 2000, 2001), also includes premiums associated with expatriate agreements.

/(3)/ All Other Compensation includes taxes associated with 10,000 non-voting preferred shares that the Company redeemed during 1999.

/(4)/ Stated in terms of the dollar value (net of consideration paid by the Named Executive Officers) of Restricted Shares (calculated by multiplying the closing market price of the Corporation's unrestricted shares on the date of grant by the number of Restricted Shares awarded). At the end of the most recently completed financial year, the total number and value of the aggregate holdings of Restricted Shares, calculated in accordance with the foregoing is 518,440 and $3,611,290 respectively, of which 407,902 and $2,816,667 were granted the to Named Executive Officers. All of these Restricted Shares vest in whole or in part in less than three (3) years and the vesting schedule is as follows: a third vested at each of the first, second and third anniversaries. No dividends or dividend equivalents were declared payable during the most recently completed financial year on the Restricted Shares disclosed.

/(5)/ Any amount of salary or bonus earned in any covered year that was foregone at the election of the Named Executive Officer under a program of the Corporation under which stock, stock-based or other forms of non-cash compensation may be received in lieu of a portion of annual compensation is reflected in the appropriate column of the table corresponding to the relevant year.

/(6)/ None of the securities under Options Granted or Restricted Shares carry a right to receive dividends of a preferential or above-market rate.

Long-Term Incentive Plan

There were no awards or payouts to the Named Executive Officers during the financial year ended December 31, 2001 under any arrangements of the Corporation which would constitute a long-term incentive plan.

Grants of Options/Restricted Shares

The following table provides information concerning grants of stock options and restricted shares under the Corporation's Share Incentive Plan (as such term is determined under the section entitled "Amendments to Share Incentive Plan") to the Named Executive Officers during the financial year ended December 31, 2001.

                                            STOCK OPTIONS        ($)                    RESTRICTED SHARES
                          #       % OF                        EXERCISE           #       % OF      ($) VALUE AT
NAME                   GRANTED   TOTAL    EXPIRATION DATE     PRICE/(2)/      GRANTED   TOTAL      GRANT DATE/(1)/
--------------------   -------   ------   ---------------     --------        -------   ------     -------------
Brian J. Kennedy       103,700    31.4%    July 27, 2011          8.2000       69,200    32.9%         8.2000
Edward H. Colt          43,400    13.1%    July 27, 2011          8.2000       29,000    13.8%         8.2000
Gonzalo F. Tufino       32,700     9.9%    July 27, 2011          8.2000       21,800    10.4%         8.2000
Richard C. Lorson       31,500     9.5%    July 27, 2011          8.2000       21,000    10.0%         8.2000
Edgar A. Smith          31,400     9.5%    July 27, 2011          8.2000       20,900     9.9%         8.2000

Notes
-----
/(1)/ The figure is the closing price per Common Share of the Corporation on the
      New York Stock Exchange on the trading day prior to the grant.
/(2)/ Exercise Price and Value per security are expressed in U.S. dollars. All exercise prices are the closing price of the Common Shares of the Corporation on the New York Stock Exchange on the trading day prior to the grant.

Option Exercises and Year-End Option Values

The following table provides information concerning (i) options exercised by any Named Executive Officer during the financial year ended December 31, 2001; and
(ii) the number and the value at December 31, 2001 of unexercised options held by the Named Executive Officers. In the table, "exercisable" options are those for which the vesting period or conditions, if any, have been met, and "in the money" options are those where the exercise price was less than the market price of the Common Shares at the close of business on December 31, 2001.

                                                                                    VALUE OF UNEXERCISED
                              OPTIONS EXERCISED         UNEXERCISED OPTIONS       IN-THE-MONEY OPTIONS/(1)/
                           -----------------------   -------------------------   --------------------------
                           SECURITIES   AGGREGATE                      NOT           ($)          ($) NOT
NAME                        ACQUIRED     VALUE/(1)/  EXERCISABLE   EXERCISABLE   EXERCISABLE    EXERCISABLE
----                       ----------   ----------   -----------   -----------   ------------   -----------
Brian J. Kennedy              250,000     912,500        595,331       353,519     6,149,769      3,651,851
Edward H. Colt                 50,000     225,000        202,366       123,634     2,090,441      1,277,139
Gonzalo F. Tufino              96,666     470,658         76,833       100,751       793,685      1,040,758
Richard C. Lorson              50,600     185,050        197,264       103,486     2,037,737      1,069,010
Edgar A. Smith                 66,666     249,998         73,199       132,185       756,146      1,365,471

Note
------------
/(1)/  All figures relating to "value" are expressed in U.S. dollars.


Pension Plans

The Named Executive Officers are participants in a defined benefit pension plan of Meridian Gold Company, the Corporation's principal operating subsidiary. The following table provides information concerning the total annual retirement benefit payable under these arrangements at retirement (normally age 65).

 FINAL EARNINGS/(1)/                        Years of Service/(1)/
----------------------    ----------------------------------------------------
                              10         15         20         25         30
                          --------   --------   --------   --------   --------
            $100,000      $ 13,028   $ 19,542   $ 26,056   $ 32,570   $ 39,083
             150,000        20,528     30,792     41.056     51,320     61,583
             200,000        28,028     42,042     56,056     70,070     84,083
             250,000        35,528     53,292     71,056     88,820    106,583
             300,000        43,028     64,542     86,056    107,570    129,083
             400,000        58,028     87,042    116,056    145,070    174,083
             500,000        73,028    109,542    146,056    182,570    219,083
             600,000        88,028    132,042    176,056    220,070    264,083
             700,000       103,028    154,542    206,056    257,570    309,083
             800,000       118,028    177,042    236,056    295,070    354,083

Note
---------
/(1)/  All figures are expressed in U.S. dollars.

Compensation covered by this plan includes only the remuneration appearing in the "Salary" and "Bonus" columns in the Summary Compensation Table. Benefits are not subject to any deduction for social security or other offset amounts. The Named Executive Officers have the following number of years of service credited: Mr. Kennedy, 28, Mr. Colt, 16, Mr. Lorson, 20, Mr. Tufino, 4, and Mr. Smith, 3. Credited years of service, in the case of Messers. Colt, Kennedy and Lorson, include service with FMC Gold Company, the Corporation's predecessor.


Employment Contracts

Each of the Named Executive Officers has entered into an employment contract with the Corporation or Meridian Gold Company. Each of these contracts has a term of three to five years, with renewal for up to five years at the option of the Company and Named Executive Officers. Compensation is comprised of base salary, bonus and stock options, generally at the discretion of the Board of Directors of the Corporation, together with certain benefits. The employment contracts also provide for certain payments to the employee upon certain defined events of termination of employment (including termination or a change of responsibility after a change of control of the Corporation). These payments range from 18 months to 36 months of the employee's regular monthly compensation.

Composition of the Compensation Committee

In 2001, the Compensation Committee of the Corporation performed the functions of determining compensation of the Corporation's executive officers, including the Named Executive Officers. In 2001, the Compensation Committee was comprised of David S. Robertson, Malcolm W. MacNaught, and Christopher R. Lattanzi. The report of the Compensation Committee on these matters is set forth below.

As noted elsewhere above, Brian J. Kennedy, one of the directors, is President and Chief Executive Officer. Mr. Kennedy always absented himself from the voting of the Board of Directors which related to his compensation and did not participate in the Board of Directors' determinations in respect of his compensation. None of the other members of the Board of Directors of the Corporation are or were officers or employees of the Corporation or its subsidiaries (with the exception of the Chairman of the Board of Directors, who is deemed to be an officer of the Corporation).

Report on Executive Compensation

Compensation Philosophy

The Corporation's principal goal is to create value for its shareholders. The Corporation believes that directors, officers and employees should have their benefits aligned with both the short and long term interests of the shareholders.

The compensation of the Corporation's executive officers is comprised of three components: base salary, annual cash bonus, and long-term incentive in the form of stock options. It is structured to be competitive with a select group of comparative North American gold mining companies. A portion of the annual cash bonus is directly related to the overall performance of the Corporation with respect to relative share price performance, cost factors and reserve/resource expansion.

Cash bonuses and stock options are directly related to company performance and the individual's contribution. The Corporation strongly believes that annual incentives and stock options play an important role in increasing shareholder value.

Base Salary

To ensure that the Corporation is capable of attracting, motivating and retaining individuals with exceptional executive skills, cash compensation is reviewed and adjusted annually, based primarily on individual and corporate performance, as well as compensation practices of similar gold mining companies.

The Board of Directors approved salaries and a bonus plan (the "Bonus Plan") for the Corporation's executives for 1999 and subsequent years, based on the Board of Director's own determination and discussion, a report commissioned in 1998 by an independent consultant and the recommendations of management and the Compensation Committee of the Board of Directors (which recommendations were endorsed by the Board of Directors), which were in turn based on enumerated and weighted objectives for each. In all such cases, Mr. Kennedy absented himself from the Board of Directors' determinations of compensation of the Corporation's President and Chief Executive Officer.

Stock Options and Restricted Shares

The purpose of the Corporation's stock option and restricted shares plan is to develop the interest and incentive of eligible employees, officers and directors in the Corporation's growth and development by giving an opportunity to purchase Common Shares on a favorable basis, thereby advancing the interests of the Corporation, enhancing the value of the Common Shares for the benefit of all shareholders and increasing the ability of the Corporation to attract and retain skilled and motivated individuals.

Stock options and restricted shares are granted in accordance with the stock option plan approved by the shareholders at not less than the closing price of the Common Shares on the business day immediately prior to the date of grant.

President and Chief Executive Officer

The Compensation Committee and the Board of Directors continue to be of the view that Mr. Kennedy provides the leadership that permitted the Corporation to prosper in 2001 and in making their compensation decision they considered other factors, including his contribution to the business performance and anticipated future performance of the Corporation.

The overall performance of the Corporation with respect to relative share price performance, cost factors and resource/reserve expansion is the determinate of 75 percent of the variable compensation of the President and CEO. An additional 25 percent of the variable compensation of the President and CEO is based on achievement of specific objectives agreed by the Board of Directors on an annual basis and personal contribution as determined by the Compensation Committee.

In consideration of Mr. Kennedy's contribution to the Corporation, Mr. Kennedy received a salary of $375,000, was awarded a cash bonus of $292,348, received options to purchase 103,700 Common Shares, and was granted 69,200 Restricted Common Shares, which will fully vest three (3) years from the grant date.

The Compensation Committee has also approved those executive officers of the Corporation and its subsidiaries who will be eligible to participate in the Bonus Plan in 2002, together with enumerated and weighted objectives for each of these executive officers for 2002. Each of these sets of objectives includes a component of the Corporation's share performance, which will be calculated by comparing the trading prices of the Corporation's common shares against a weighted basket of shares of a list of comparable companies.

Going forward, the Compensation Committee and, as appropriate, the Board of Directors, will address other issues relating to executive compensation, including the relative emphasis on the components of executive compensation, including compensation for the Corporation's President and Chief Executive Officer.

Presented by the Compensation Committee: D.S. Robertson (Chairman), M.W. MacNaught, and C.R. Lattanzi.

Performance Graph

The following graph charts performance of an investment in the common shares of the Corporation against the TSE 300 Stock Index and the TSE Gold and Precious Metals Sub-Index, assuming an investment of $100 on July 31, 1996. No dividends were paid by the Corporation during this period.



                              [Graph Appears Here]

                Meridian   TSE 300   TSE Gold & Silver
                --------   -------   -----------------
12/31/1996        100.00    100.00         100.00
12/31/1997         71.43    113.03          56.44
12/31/1998        160.71    109.43          52.39
12/31/1999        175.00    141.96          43.13
12/31/2000        182.14    150.73          38.40
12/31/2001        291.96    129.72          44.91


Compensation of Directors

The non-executive Chairman of the Board of Directors receives an annual retainer of U.S. $50,000; other directors of the Corporation who are not employees of the Corporation or its affiliates receive an annual retainer of U.S. $20,000, plus an additional U.S. $2,500 for each committee for which such director serves as chairman. All directors of the Corporation receive a fee of (a) U.S. $1,000 for attending in person each meeting of the Board of Directors or a committee thereof, and (b) U.S. $500, which amount may be adjusted at the discretion of the Chairman of the Corporation or Committee, as applicable, (but shall not exceed U.S. $1,000), for participation at each meeting of the Board of Directors or a Committee held by telephone conference, plus reimbursement of expenses in each case. Directors are also eligible to receive grants under the Corporation's Share Incentive Plan (as defined in this Circular under the section "Amendment to Share Incentive Plan"). The aggregate compensation paid to the Board of Directors during 2001 was U.S. $177,333. In 2001, no directors were granted the option to purchase Common Shares of the Corporation.

Directors' and Officers' Insurance

The Corporation maintains directors' and officers' liability insurance for the benefit of the directors and officers of the Corporation and certain subsidiaries. The current annual policy limit is U.S. $25,000,000. Protection is provided to directors and officers for wrongful acts or omissions done or committed during the course of their duties as such. Under the insurance coverage, the Corporation is reimbursed for payments which it is required or permitted to make to its directors and officers to indemnify them, subject to a deductible of U.S. $250,000 per loss. Individual directors and officers are reimbursed for losses incurred in their capacities as such, which are not subject to a deductible. The annual premium for the period January 1, 2001 to December 31, 2001 was U.S. $180,108, all of which was paid by the Corporation.

Indebtedness of Directors and Officers

None of the directors or officers of the Corporation, nor any proposed nominees for election as directors, or any associate or affiliate of any such person, is or has been indebted to the Corporation or any of its subsidiaries at any time since January 1, 2001, or is or has been indebted to another entity since January 1, 2001, where the indebtedness to such other entity is or was the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Corporation of any of its subsidiaries. This excludes any indebtedness of the directors or officers to the Corporation for amounts owing to purchases subject to usual trade terms, for ordinary travel and expense advances, and for other transactions in the ordinary course of business.

Interests in Material Transactions

None of the directors or officers of the Corporation, nor any proposed nominees for election as directors, nor any associate or affiliate of any such person, had any direct or indirect material interest, since January 1, 2001, in respect of any matter that has materially affected or will materially affect the Corporation or any of its subsidiaries.

Appointment of Auditors

Unless otherwise instructed, the persons named in the enclosed form of proxy intend to vote such proxy in favor of the reappointment of KPMG LLP as auditors of the Corporation to hold office until the next annual meeting of shareholders and the authorization of the Board of Directors to fix their remuneration. KPMG LLP have been auditors of the Corporation since July 1996.

Representatives of KPMG LLP will attend the Meeting, will have the opportunity to make a statement if they desire to do so, and will respond to any appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE APPOINTMENT OF KPMG LLP AS AUDITORS OF THE CORPORATION.



                     AMENDMENT TO THE SHARE INCENTIVE PLAN

On March 5, 1999, the Corporation implemented a share incentive plan pursuant to the approval of the shareholders of the Corporation and the Toronto Stock Exchange (the "TSE") to encourage directors, officers, employees and certain consultants to own common shares in the capital of the Corporation (the "Share Incentive Plan"). The Share Incentive Plan provides additional incentive for superior performance of those persons primarily responsible for the management and profitable growth of the Corporation's business and enables the Corporation to attract and retain valued directors, officers, employees and consultants.

Under the original terms of the Share Incentive Plan, a maximum of 5,200,000 common shares were reserved for issuance pursuant to options and restricted common shares granted under the Share Incentive Plan. The exercise price of options granted under the Share Incentive Plan may not be less than the closing market price for the Common Shares on the TSE or NYSE at the time of the grant. The Share Incentive Plan provides for the grant of options exercisable during a period not to exceed ten years from the dates such options are granted. Each option granted entitles the holder to purchase one common share in the capital of the Corporation. As at March 22, 2002, an aggregate of 5,058,276 options and restricted shares have been granted pursuant to the Share Incentive Plan, 2,683,488 of which are currently unexercised, leaving 141,724 options available for future grants.

On February 22, 2002, the Board of Directors deemed it necessary and desirable, subject to shareholder approval, to amend the Share Incentive Plan as follows:

        1. increase the maximum number of Common Shares that may be reserved for issuance pursuant to options granted under the Share Incentive Plan from 5,200,000 to 8,200,000 (an increase of 3,000,000 Common Shares);

        2. remove the 2,000,000 share restriction limiting the aggregate number of Common Shares reserved for issuance pursuant to Incentive Stock Options; and,

        3. increase the maximum aggregate number of Common Shares which may be reserved for issuance pursuant to Awards other than Options and share appreciation rights from 1,000,000 to 1,750,000 (collectively the "Proposed Amendments").

A copy of the revised Share Incentive Plan implementing the Proposed Amendments is attached to this Circular as Schedule "A". All terms not otherwise defined in this section of the Circular shall have the meanings ascribed to them under the revised Shareholder Incentive Plan attached hereto.

If the Resolution is approved, the number of Common Shares available for future option grants will be 3,141,724. Taken together with the 2,683,488 shares issuable under outstanding options as of March 22, 2002, the total Common Shares issuable pursuant to the Share Incentive Plan will represent 7.67% of the 75,924,449 common shares of the Corporation issued and outstanding as of March 22, 2002.

The rules of the TSE require that the shareholders of the Corporation approve the Proposed Amendments, with or without amendment, by the affirmative vote of at least a majority of the votes cast by shareholders of the Corporation present or represented by proxy at the meeting, other than those directors or senior officers of the Corporation to whom options may be granted under the Share Incentive Plan and their associates. Shareholders in this excluded class include all directors and senior officers of the Corporation. To the best knowledge of the Corporation, as at March 22, 2002, the aggregate number of Common Shares held by shareholders in the excluded class was 672,206. In accordance with the rules of the TSE, Common Shares held by such persons will be excluded for the purposes of determining approval of the Proposed Amendments.
In addition to such shareholder approval, the Proposed Amendments are subject to regulatory approval.

Therefore, at the Meeting, the shareholders will be asked to consider and, if deemed appropriate, adopt the following resolutions (the "Share Incentive Plan Resolution"):

     "WHEREAS, Meridian Gold Inc. (the "Corporation"), administers a share incentive plan dated March 5, 1999 (the "Share Incentive Plan"), which plan has been approved by the shareholders of the Corporation and the Toronto Stock Exchange (the "TSE");

     AND WHEREAS, the Share Incentive Plan was created to encourage directors, officers, employees and certain consultants to own common shares in the capital of the Corporation (the "Common Shares"), in order to provide additional incentive for superior performance for those persons primarily responsible for the management and profitable growth of the Corporation's business and to enable the Corporation to attract and retain valued directors, officers, employees and consultants (the "SIP Objectives");

     AND WHEREAS, the board of directors of the Corporation (the "Board of Directors") deemed it necessary and desirable to amend the Share Incentive Plan to further the SIP Objectives;

     AND WHEREAS, by resolution of the Board of Directors dated February 22, 2002 (a copy of which is attached to this shareholder resolution as Schedule "B"), the Board of Directors made certain amendments to the Share Incentive Plan (the "Amendments") subject to shareholder approval;

     AND WHEREAS, in order for the Amendments to take effect, the rules of the Toronto Stock Exchange (the "TSE") require that the Amendments be approved by the shareholders of the Corporation and the TSE.

NOW BE IT RESOLVED THAT:
     (a) The Share Incentive Plan of the Corporation is hereby amended by deleting "5,200,000" from Section 5 (a) and substituting "8,200,000".

     (b)  Delete Section 5 (b): "Of the 5,200,000 Common Shares referred to in
          Section 5 (a), the aggregate number which may be reserved for issuance pursuant to Incentive Stock Options shall not exceed 2,000,000 Common Shares".

     (c) The Share Incentive Plan of the Company is hereby amended by deleting "1,000,000" in Section 5 (c) and substituting "1,750,000".

     (d) Any officer or director of the Company is hereby authorized and directed on behalf of the Company to execute and deliver all such documents and to do all such acts as may be necessary or desirable to give effect to this resolution."

It is intended to vote the Common Shares represented by the proxies solicited by management in respect of the Meeting for the approval of the Share Incentive Plan Resolution.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE SHARE INCENTIVE PLAN RESOLUTION TO AMEND THE SHARE INCENTIVE PLAN, AS SET FORTH ABOVE.


             RECONFIRMATION OF ADOPTION OF SHAREHOLDER RIGHTS PLAN

At the Meeting, the shareholders will be asked to reconfirm the adoption of the Corporation's existing shareholder rights plan which was unanimously adopted by the Board of Directors on March 5, 1999, (the "Current Rights Plan"). The Current Rights Plan replaced the shareholder rights plan which shareholders of the Corporation ratified in 1996 (the "Original Rights Plan").

While the Current Rights Plan remains in effect until the close of business on the tenth anniversary of the Effective Time (as defined below), the Current Rights Plan must be reconfirmed by more than 50% of the votes cast at each of the third and sixth annual meetings of the Corporation's shareholders following its approval at the 1999 Annual and Special Meeting of Shareholders. As the Meeting is the third annual meeting of the Corporation following the approval of the Current Rights Plan, the directors propose that the shareholders reconfirm the Current Rights Plan.

THE BOARD OF DIRECTORS HAS DETERMINED THAT THE CURRENT RIGHTS PLAN IS IN THE BEST INTEREST OF THE CORPORATION AND ITS SHAREHOLDERS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF RECONFIRMATION OF THE CURRENT RIGHTS PLAN.

Purpose of the Current Rights Plan

The Current Rights Plan is designed to give the Corporation's shareholders sufficient time to properly assess a take-over bid without undue pressure and to give the Corporation's Board of Directors time to consider alternatives designed to allow the Corporation's shareholders to receive full and fair value for their Common Shares. Additionally, the Current Rights Plan is designed to provide the Corporation's shareholders with equal treatment in a take-over bid. The desire to ensure that the Corporation is able to address unsolicited take-over bids for its issued and outstanding voting shares during the term of the Current Rights Plan stems from a concern that Canadian take-over bid rules (which only require take-over bids to be open for 35 days) provides too short a response time to companies that are the subject of unsolicited take-over bids to ensure that shareholders are offered full and fair value for their shares.

Since the adoption of the Original Rights Plan by the Corporation, shareholder rights plans have been adopted by approximately three hundred Canadian companies and the terms of such plans have evolved to reflect changes in investor attitudes, standards of corporate governance, requirements of securities regulatory authorities and the advice of third party commentators. The Current Rights Plan reflects this evolution and is consistent with rights plans that other issuers have adopted in recent months.

Summary of the Current Rights Plan

The following is a summary of the principal terms of the Current Rights Plan which is qualified in its entirety by reference to the text of the Current Rights Plan, a complete copy of which may be obtained by written request delivered in the manner stipulated in this Circular under the section titled "GENERAL". All terms not otherwise defined in this section of the Circular shall have the meanings ascribed to them in the Current Rights Plan.

Effective Time

The effective time of the Current Rights Plan (the "Effective Time") is the earlier of


        1.  the close of business on July 30, 1999;
        2. the date that an Acquiring Person (see below) becomes an Acquiring Person; or
        3. the date that an event occurs that would give rise to the subsequent separation of rights under the Current Rights Plan.

This definition of Effective Time was intended to preclude any attempt by a bidder to make a bid that would expire immediately after the Original Rights Plan came to an end but before rights separate under the new Current Rights Plan.

Issue of Rights

Immediately after the Effective Time, one Right was issued and attached to each Common Share outstanding and to each Common Share subsequently issued.

Rights Exercise Privilege

The Rights will separate from the Common Shares and will be exercisable ten trading days after a person has acquired 20% or more of, or commences or announces a take-over bid for, the Corporation's outstanding Common Shares, other than by an acquisition pursuant to a Permitted Bid or a Competing Permitted Bid. The acquisition by an Acquiring Person of 20% or more of the Common Shares is referred to as a "Flip-in Event". When a Flip-in Event occurs, each Right (except for Rights beneficially owned by an Acquiring Person or certain transferees of an Acquiring Person, which rights will be void pursuant to the Current Rights Plan) becomes a right to purchase from the Corporation, upon exercise thereof in accordance with the terms of the Current Rights Plan, that number of Common Shares having an aggregate market price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise

Price for an amount in cash equal to the Exercise Price (such right to be subject to adjustment in accordance with the Current Rights Plan Agreement).

Any Rights held by an Acquiring Person will become void upon the occurrence of a Flip-in Event. Any offer other than a Permitted Bid or a Competing Bid will be prohibitively expensive for the Acquiring Person. The Current Rights Plan is therefore designed to require any person interested in acquiring more than 20% of the Common Shares to do so by way of a Permitted Bid or a Competing Permitted Bid or to make an offer which the Board of Directors considers to represent the full value of the Common Shares.

Prior to the Rights being triggered by a party acquiring a voting interest of 20% or greater, the Rights will have no value and will have no dilutive effect on the Common Shares.

Certificates and Transferability

Currently, the Rights are evidenced by a legend imprinted on the common share certificates of the Corporation and will not be transferable separately from the Common Shares. Shareholders' Common Share certificates do not need to be exchanged to entitle shareholders to these Rights. The legend will be on all new certificates issued by the Corporation after the Effective Time. From and after the Separation Time, the Rights will be evidenced by Rights certificates and will be transferable separately from the Common Shares.

Permitted Bid Requirements

The Permitted Bid requirements include the following:
     (a)  the take-over bid must be made by way of a take-over bid circular;
     (b)  the take-over bid must be made to all shareholders of the Corporation;
     (c) the take-over bid must be outstanding for a minimum period of 60 days and Common Shares tendered pursuant to the take-over bid may not be taken up prior to the expiry of the 60-day period and only if at such time more than 50% of the Common Shares held by the shareholders, other than the bidder, its affiliates and persons acting jointly or in concert and certain other persons (the "Independent Shareholders"), have been tendered to the take-over bid and not withdrawn;
     (d) the Common Shares deposited pursuant to the bid may be withdrawn until taken up and paid for; and
     (e) if more than 50% of the Common Shares held by Independent Shareholders are tendered pursuant to the takeover bid within the 60-day period, the bidder must make a public announcement of that fact and the take-over bid must remain open for deposits of Common Shares for an additional 10 business days from the date of such public announcement.

The Current Rights Plan allows for a competing Permitted Bid (a "Competing Permitted Bid") to be made while a Permitted Bid is in existence. A Competing Permitted Bid must satisfy all of the requirements of a Permitted Bid except that it may expire on the same day as the Permitted Bid, subject to the requirement that it be outstanding for a minimum period of 35 days.

Waiver

The Board of Directors, acting in good faith, may prior to the occurrence of a Flip-in Event, waive the application of the Current Rights Plan to a particular Flip-in Event (an "Exempt Acquisition") where the take-over bid is made by a take-over bid circular to all holders of Common Shares. Where the Board of

Director exercises the waiver power for one take-over bid, the waiver will also apply to any other take-over bid for the Corporation made by a take-over bid circular to all holders Common Shares prior to the expiry of any other bid for which the Current Rights Plan has been waived.

Redemption

The Board of Directors with the approval of a majority of votes cast by shareholders (or the holders of the Rights if the Separation Time has occurred) voting in person and by proxy, at a meeting duly called for that purpose, may redeem all of the then outstanding Rights at $0.0001 per Common Share as adjusted by the terms of the Current Rights Plan. Rights may also be redeemed by the Board of Directors without such approval following completion of a Permitted Bid, Competing Permitted Bid or Exempt Acquisition.

Amendment

The Board of Directors may amend the Current Rights Plan with the approval of a majority of votes cast by shareholders (or the holders of the Rights if the Separation Time has occurred) voting in person and by proxy, at a meeting duly called for that purpose. The Board of Directors, without such approval, may correct clerical or typographical errors and, subject to the approval as noted above at the next meeting of the shareholders (or holders of Rights, as the case may be), may make amendments to the Current Rights Plan to maintain its validity due to changes in applicable legislation.

Board of Directors

The Current Rights Plan will not detract from or lessen the duty of the Board of Directors to act honestly and in good faith with a view to the best interest of the Corporation. The Board of Directors will continue to have the duty and power to take such actions and make such recommendations to shareholders of the Corporation as are considered appropriate.

Exemptions for Investment Advisors

Investment advisors (for fully managed accounts), trust companies (acting in their capacities as trustees and administrators), statutory bodies whose business includes the management of funds, administrators of registered pension plans, and crown agents acquiring greater than 20% of the Common Shares are exempted from triggering a Flip-in Event, provided that they are not making, or are part of a group making, a take-over bid.

Certain Canadian Federal Income Tax Considerations of the Current Rights Plan

The Corporation does not have any income for the purposes of the Income Tax Act (Canada) (the "ITA") as a result of the issuance of the Rights. The ITA provides that the value of a right to acquire additional shares of a corporation is not a taxable benefit which must be included in computing income, and is not subject to non-resident withholding tax if the right is conferred on all holders of common shares. Although the Rights are to be so conferred, the Rights could become void in the hands of certain holders of the Common Shares upon certain triggering events occurring (see "Flip-in Event") and, consequently, whether or not the issuance of the Rights is a taxable event is not entirely free from doubt. In any event, no amount must be included in computing income if the Rights do not have a monetary value at the date of issue. The Corporation considers that the Rights have negligible monetary value, there being only a remote possibility that the Rights will ever be exercised. A holder of Rights may have income or be subject to withholding tax under the ITA if the Rights become exercisable or are exercised. A holder of Rights may be subject to tax in respect of the proceeds of disposition of such Rights.

This statement is of a general nature only and is not intended to constitute nor should it be construed to constitute legal or tax advice to any particular holder of the Common Shares. Such shareholders are advised to consult their own tax advisors regarding the consequences of acquiring, holding, exercising or otherwise disposing of their Rights, taking into account their own particular circumstances and any applicable foreign, provincial or territorial legislation.

Shareholders Rights Plan Resolution

The text of the resolutions proposed to be considered at the Meeting, which must be approved by a majority of the votes cast at the Meeting in person or by proxy, is as follows:

     "WHEREAS, on March 5, 1999, the board of directors (the "Board of Directors") of Meridian Gold Inc. (the "Corporation") unanimously adopted a shareholder rights plan designed to allow the shareholders' of the Corporation to receive full and fair value for their common shares in the capital of the Corporation (the "Shareholder Rights Plan");

     AND WHEREAS, pursuant to the terms of the Shareholder Rights Plan, the Shareholder Rights Plan must be reconfirmed by more than 50% of the votes cast at each of the third and sixth annual meetings of the Corporation's shareholders following its approval at the 1999 annual and special meeting of shareholders of the Corporation (the "1999 Meeting");

     AND WHEREAS, the 2002 annual and special meeting of shareholders of the Corporation is the third annual meeting of the Corporation since the 1999 Meeting;

     AND WHEREAS, the Board of Directors has determined that the Shareholder Rights Plan is in the best interest of the Corporation and its shareholders, and unanimously recommends that the shareholders vote in favor of reconfirmation of the Shareholders Rights Plan.

NOW THEREFORE BE IT RESOLVED THAT:

        a) The Shareholder Rights Plan of the Corporation dated March 5, 1999, is authorized, Approved, ratified and reconfirmed; and

        b) Any director or officer of the Corporation is hereby authorized and directed to do all such things and to execute and deliver all such documents as may be necessary or desirable in order to continue the current existence and implementation of the Shareholder Rights Plan."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE RECONFIRMATION OF THE SHAREHOLDER RIGHTS PLAN.

                                    General

The information contained in this Circular is given as of March 22, 2002 and is expressed in United States dollars, except as otherwise indicated.

Management knows of no matters to come before the Meeting other than the matters referred to in the Notice of Meeting. If any matters which are not known should properly come before the Meeting, proxies will be voted on matters in accordance with the best judgment of the person voting.

The Corporation's 2001 Annual Report is being mailed to shareholders with the Notice of Meeting and this Circular. The Corporation will provide to any person, upon written request, a copy of the Corporation's latest Annual Information Form ("AIF"), any documents incorporated in the AIF by reference, interim financial statements for periods after December 31, 2001 (when available), as well as a copy of this Circular. Written requests for these documents should be addressed to Investor Relations, Meridian Gold Inc., 9670 Gateway Drive, Suite 200, Reno, Nevada 89511-8997. If the person requesting the documents is not a shareholder, he or she may be required to pay a reasonable charge for the document.

The Corporation's registered office is located at Suite 3900, 1st Canadian Place, 100 King St. West, Toronto, Ontario, Canada M5X 1B2

                              DIRECTOR'S APPROVAL

The contents and sending of this Circular have been approved by the Board of Directors of the Corporation and a copy of this Circular has been sent to each director, each shareholder and KPMG LLP as auditor of the Corporation.

Reno, Nevada, March 29, 2002

"Edward H. Colt"

Edward H. Colt
Secretary

                                  SCHEDULE "A"

                          REVISED SHARE INCENTIVE PLAN


                               (see attached)

                              MERIDIAN GOLD INC.

                           1999 SHARE INCENTIVE PLAN

1.   PURPOSE OF THE PLAN

The purpose of this Meridian Gold Inc. 1999 Share Incentive Plan is to attract, retain and motivate eligible employees (including prospective employees), officers and directors of, and Consultants who may perform services for, the Company and its subsidiaries, to compensate them for their contributions to the Company's long-term growth and development, and to encourage them to acquire a proprietary interest in the success of the Company.

2.   DEFINITIONS

Unless otherwise defined herein, the following terms used in this Plan have the meaning given to them below:

     "ASSOCIATE" has the meaning given to it in the Securities Act (Ontario), as amended from time to time;

     "AWARD" means an award made pursuant to the Plan as provided in section 4;

     "AWARD AGREEMENT" means a written document by which each Award is evidenced;

     "BOARD" and "BOARD OF DIRECTORS" mean the board of directors of the Company;

     "CERTIFICATE" means a share certificate (or other appropriate document or indicia of ownership) representing Common Shares of the Company;

     "CODE" means the United States Internal Revenue Code of 1986, as amended from time to time;

     "COMMITTEE" means the compensation committee appointed by the Board of Directors to administer this Plan. All references in this Plan to the Committee means the Board of Directors if no such compensation committee has been appointed;

     "COMMON SHARES" means the Common Shares of the Company or, in the event of an adjustment contemplated in Section 15, such other shares to which a Participant may be entitled as a result of such adjustment;

     "COMPANY" means Meridian Gold Inc., any successor of it, and where the context so requires, any subsidiary of Meridian Gold Inc.;

     "CONSULTANT" means an individual, other than an Employee or an Officer of the Company, that:

        (i) is engaged to provide ongoing consulting, technical, management or other services on a bona fide basis to the Company or to a subsidiary of the Company under a written contract between the Company or the subsidiary and the individual or a company or partnership of which the individual consultant is an employee or a shareholder or partner; and

        (ii) in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or a subsidiary of the Company;

     "CONSULTING CONTRACT" means a contract between a Consultant (or a company or partnership of which the individual consultant is an employee or a shareholder or partner) and the Company, governing the terms with respect to the provision of the Consultant's services to the Company;

     "DATE OF GRANT" means the date a Participant is granted an Option;

     "DIRECTOR" means a person occupying the position of director on the Board of Directors;

     "DISABILITY" for purposes of this Plan means permanent and total disability as determined in the sole discretion of the Committee;

     "EMPLOYEE" means a full time permanent or contract employee of the Company or a subsidiary of the Company;

     "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended from time to time;

     "EXERCISE DATE" means the date the Company receives from a Participant a completed notice of exercise contemplated by Section 8(d), together with payment for the Option Shares being purchased;

     "FAIR MARKET VALUE" means, with respect to a Common Share on any day, the weighted average trading price of the Common Shares on the TSE for the previous five days prior to the date in question, provided that, if no sales of Common Shares were made on said exchange on such dates, the weighted average trading price of the Common Shares as reported for the five most recent preceding days on which sales of Common Shares were made on said exchange;

     "INCENTIVE STOCK OPTION" has the meaning given to it in Section 8(e);

     "INSIDER" means:

        (i) an insider of the Company as defined in the Securities Act (Ontario), as amended from time to time, other than a person who falls within such definition solely by virtue of being a director or senior officer of a subsidiary of the Company; and

        (ii) an Associate of any person who is an insider by virtue of clause
             (i) of this definition;

     "Market Price" has the meaning given to it in the Regulation to the Securities Act (Ontario), as amended from time to time;

     "NYSE" means the New York Stock Exchange;

     "OFFICER" means an officer as defined by the Securities Act (Ontario), as amended from time to time, of the Company or its subsidiaries;

     "OPTION" means a non-assignable, non-transferable right to purchase Common Shares granted pursuant to this Plan;

     "OPTION PERIOD" means the period set forth in Section 8(a) during which a Participant may purchase Option Shares (provided, however, that the Option Period may not exceed ten years from the relevant Date of Grant);

     "OPTION PRICE" means the price per share at which a Participant may purchase Option Shares as fixed by the Committee;

     "OPTION SHARES" means the Common Shares which a Participant is entitled to purchase pursuant to Options granted pursuant to this Plan;

     "PARTICIPANTS" means Directors, Officers, Employees, and Consultants;

     "PLAN" means this 1999 Share Incentive Plan, as amended from time to time;

     "POLICY" means the Revised Policy of the Toronto Stock Exchange on Listed Company Share Incentive Arrangements;

     "RESTRICTED OFFICERS" means the Chief Executive Officer of the Company and the four highest compensated officers (other than the Chief Executive Officer) as defined in (United States) Treasury Regulation 1.162-27(c)(2); and

     "TSE" means The Toronto Stock Exchange.

3.   Eligibility

Participation in this Plan shall be limited to Participants who are designated from time to time by the Committee. Participation shall be voluntary and the extent to which any Participant shall be entitled to participate in this Plan shall be determined by the Committee.

4.   TYPES OF AWARDS UNDER PLAN

Awards under the Plan may be made in the form of (a) Options, (b) share appreciation rights, (c) restricted shares, (d) restricted share units, (e) performance shares and share units, and (f) other equity-based or equity-related awards that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company.

5.   Number of Common Shares Available for Awards

        a) The aggregate number of Common Shares which may be reserved for issuance pursuant to Options and share appreciation rights granted under this Plan shall not exceed (i) 8,200,000 Common Shares, minus
            (ii) the number of Common Shares which may be issued on the exercise of options granted under the Company's 1996 Stock Option Plan.

        b) The aggregate number of Common Shares which may be reserved for issuance pursuant to Awards other than Options and share appreciation rights granted under this Plan shall not exceed 1,750,000 Common Shares.

        c) The aggregate number of Common Shares which may be reserved for issuance pursuant to Awards granted under this Plan to all of the Directors as a group shall not exceed 100,000 during any one year period.

        d) If, for any reason, any Common Shares subject to issuance under this Plan or the Company's 1996 Stock Option Plan are not issued for reasons including, but not limited to, expiration or cancellation as provided for herein, such Common Shares shall again become available for grant under this Plan.

        e) The following restrictions shall also apply to this Plan, together with all other plans or stock option agreements of the Company:

            (i) the aggregate number of Common Shares reserved for issuance pursuant to Awards that provide for an option to purchase Common Shares from treasury granted to Insiders shall not exceed 10% of the Outstanding Issue;

            (ii) Insiders shall not be issued, within any one year period, a number of Common Shares pursuant to Awards which exceeds 10% of the Outstanding Issue;

            (iii) no Insider together with such Insider's Associates shall be issued, within any one year period, a number of Common Shares pursuant to Awards which exceeds 5% of the Outstanding Issue; and

            (iv) the number of Common Shares reserved for issuance pursuant to Awards that provide for an option to purchase Common Shares from treasury to any one Participant shall not exceed 5% of the Outstanding Issue.

For purposes of this section, the term "Outstanding Issue" shall have the meaning ascribed to it in the Policy. In addition, for purposes of clauses (ii) and (iii) above, "Outstanding Issue" shall be determined on the basis of the number of shares that are outstanding immediately prior to the share issuance in question, excluding shares issued pursuant to share compensation arrangements over the preceding one-year period.

6.   AGREEMENTS EVIDENCING AWARDS

Each Award granted under the Plan (except an Award of unrestricted Common Shares) shall be evidenced by a written document which shall contain such provisions and conditions as the Committee in its discretion deems appropriate. The Committee may grant Awards in tandem with or, subject to pre-clearance with the TSE, in substitution for any other Award or Awards granted under this Plan or any award granted under any other plan of the Company. By accepting an Award pursuant to the Plan, a Participant thereby agrees that the Award shall be subject to all of the terms and conditions of the Plan and the applicable Award Agreement.

7.   NO RIGHTS AS A SHAREHOLDER

No Participant shall have any of the rights of a shareholder of the Company with respect to shares subject to such Award until the issuance of a Certificate for such shares. Except as otherwise provided in Section 15, no adjustments shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such Certificate is issued.

8.   OPTIONS, PRICE, VESTING, PAYMENT, TERMINATION AND INCENTIVE STOCK OPTIONS

     (a) The Committee shall advise each Participant of the number of Option Shares that such Participant is entitled to purchase, the Option Price, the Option Period (which may not exceed ten years from the relevant Date of Grant) and the vesting schedule.

     (b) The Committee shall fix the Option Price in its discretion, provided that:

          (i) the Option Price shall be fixed by the Committee in Canadian or U.S. dollars;

          (ii) if the Option Price is fixed in Canadian dollars, it shall be no less than the closing price of the Common Shares on the TSE on the trading day prior to the Date of Grant;

          (iii) if the Option Price is fixed in U.S. dollars, it shall be no less than the closing price of the Common Shares on the NYSE on the trading day prior to the Date of Grant;

          (iv) if the Common Shares are not listed on the TSE or the NYSE, the Option Price shall be determined based upon the trading prices of the Common Shares on any stock exchange in Canada or the United States on which the Common Shares are then listed; and

          (v) if the Common Shares are not listed on any stock exchange in Canada or the United States, the Option Price shall be determined by the Committee in its sole discretion.

9. At the time of grant, the Committee may determine when an Option will become exercisable and may determine that the Option shall be exercisable in instalments on such terms as to vesting or otherwise as the Committee deems advisable. Unless otherwise provided by the Committee, Options will vest, as to one third of the Options granted, on each of the first, second and third anniversaries of the Date of Grant, provided that the Participant is an Employee, Officer, Director or Consultant at the time of vesting.

10. A Participant may from time to time and at any time during the Option Period, elect to purchase all or a portion of the Option Shares which such Participant is then entitled to purchase by delivering to the Company at its registered office, a notice in writing which shall specify the number of Option Shares that the Participant desires to purchase and shall be accompanied by payment in full of the purchase price for such Option Shares. Payment may be made by cash, certified cheque, bank draft or money order, payable to the order of the Company, or if permitted by the Committee, by means of tendering Common Shares valued at the Market Price or as otherwise required by applicable law, or surrendering another Award, subject to pre-clearance with the TSE, or any combination thereof. The Committee shall determine acceptable methods to exercise an Option as it deems appropriate.

11. An Option may be in the form of an incentive stock option ("Incentive Stock Option"), which, in addition to being subject to the applicable terms, conditions, and limitations established by the Committee with respect to Options, complies with section 421 and 422 of the Code, and which is so designated in the applicable Award Agreement. No Incentive Stock Option shall be granted more than ten years after the date of this Plan. Incentive Stock Options may be granted only to Participants who are Employees.

12. If, for any reason, a Participant's employment with the Company and any of its subsidiaries is terminated for any reason whatsoever, whether for or without cause and whether with or without reasonable notice, or a Participant who is a Director or Consultant ceases to be a Director or a Consultant, as the case may be, and such termination of employment, Board position or Consulting Contract is due to:

        (i) (A) normal retirement under the Company's then existing policies; early retirement at the request of the Company; death; or Disability, then there shall be immediate vesting upon the effective date such employment is terminated or a Participant who is a Director or Consultant ceases to be a Director or Consultant, as the case may be (and not at the date any period of reasonable notice would expire in the case of termination by the Company)(the "Termination Date") of the Awards that would otherwise have vested in the 12 month period following the Termination Date, and all Awards that would have vested after such 12 month period following the Termination Date shall expire. All Awards that have vested in such Participant shall be exercisable during the period which is the shorter of: (x) the remainder of the applicable Option Period (or other applicable exercise period); and (y) 180 days after the Termination Date, after which period, such Awards may no longer be exercised; or

        (ii) any reason other than those specified in item (i) (A) to (D), inclusive, then the Awards that have vested (but not yet expired) before the Termination Date shall be exercisable during the period which is the shorter of: (x) the remainder of the applicable Option Period (or other applicable exercise period), and (y) 90 days after the Termination Date, after which period, the Awards may no longer be exercised. Any Awards that have not vested before the Termination Date shall expire on the Termination Date.

9.  SHARE APPRECIATION RIGHTS

The Committee may grant share appreciation rights in such amounts and subject to such terms and conditions as the Committee shall determine in its discretion. The grantee of a share appreciation right shall have the right, subject to the terms of the Plan and the applicable Award Agreement, to receive from the Company an amount equal to (a) the excess of the Fair Market Value of a Common Share on the date of exercise of the share appreciation right, over (b) the exercise price of such right as set forth in the Award Agreement, multiplied by
(c) the number of Common Shares with respect to which the share appreciation right is exercised. Payment upon exercise of a share appreciation right may be in cash, Common Shares (valued at Fair Market Value), or any combination thereof, all as the Committee shall determine in its discretion.

10. RESTRICTED SHARES

        (a) The Committee may grant restricted shares to Participants in such amounts and subject to such terms and conditions as the Committee shall determine in its discretion.

        (b) Promptly after a Participant accepts a restricted share Award, the Company shall issue in the Participant's name a Certificate for the Common Shares covered by the Award. Upon the issuance of such Certificate, the Participant shall have the rights of a shareholder with respect to the restricted shares, subject to any restrictions and conditions as the Committee in its discretion may include in the applicable Award Agreement. Unless the Committee shall otherwise determine, any Certificate issued evidencing shares of restricted shares shall remain in the possession of the Company or its designated agent until such shares are free of any restrictions specified in the applicable Award Agreement.

        (c) Restricted shares may not be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of (including through the use of any cash-settled instrument) except as specifically provided in the applicable Award Agreement. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted shares shall lapse.

11. RESTRICTED SHARE UNITS

The Committee may grant Awards of restricted share units to Participants in such amounts and subject to such terms and conditions as the Committee shall determine in its discretion. A Participant who is granted a restricted share unit will have only the rights of a general unsecured creditor of the Company until payment of Common Shares, cash or other securities or property is made as specified in the applicable Award Agreement. On the payment date, the Participant of each restricted share unit not previously forfeited under the terms of the applicable Award Agreement shall receive Common Shares, cash, securities or other property equal in value to the Common Shares or a combination thereof, as specified by the Committee.

12.  PERFORMANCE SHARES AND SHARE UNITS

The Committee may grant Awards of performance shares to Participants in the form of actual Common Shares or share units having a value equal to an identical number of Common Shares in such amounts and subject to such terms and conditions as the Committee shall determine in its discretion. A Participant who is granted a performance share unit will have only the rights of a general unsecured creditor of the Company until payment of Common Shares, cash or other securities or property is made as specified in the applicable Award Agreement. In the event that a Certificate is issued in respect of performance shares, such Certificate shall be registered in the name of the Participant but shall be held by the Company or its designated agent until the time the performance shares are earned. The Committee shall determine in its sole discretion whether performance shares and performance share units shall be paid in Common Shares, cash, securities or other property, or a combination thereof.

13.  OTHER STOCK-BASED AWARDS

The Committee may grant other types of equity-based or equity-related Awards to Participants (including the grant of unrestricted Common Shares) in such amounts and subject to such terms and conditions as the Committee shall in its discretion determine. Such Awards may entail the transfer of actual Common Shares to Participants, or payment in cash or otherwise of amounts based on the value of Common Shares, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of foreign jurisdictions.

14.  WITHHOLDING OF TAX

If the Company determines that under the requirements of applicable taxation laws it is obliged to withhold for remittance to a taxing authority any amount as a condition of the issuance of any Common Shares pursuant to any Awards, the Company may, prior to and as a condition of issuing the Common Shares, require the Participant to pay to the Company, in addition to and in the same manner as the purchase price for the Common Shares, such amount as the Company is obliged to remit to such taxing authority in respect of the issuance of the Common Shares. Any such additional payment shall, in any event, be due no later than the date as of which any amount with respect to the issuance of the Common Share exercise must be remitted by the Company to such taxing authority. Payment may be in cash or, with the prior approval of and upon conditions established by the Committee, by withholding or tendering of Common Shares, valued at the closing trading price of the Common Shares on the TSE for the previous day prior to the date in question.

15.  ADJUSTMENT IN SHARES

The number of Common Shares subject to this Plan, the number of Common Shares available under Awards granted, the Option Price, and the exercise price for share appreciation rights and other stock-based Awards shall be adjusted from time to time, in such manner and by such procedure deemed appropriate by the Committee, to reflect adjustments in the number of Common Shares arising as a result of subdivision, stock dividends, consolidations or reclassification of the Common Shares or other relevant changes in the authorized or issued capital of the Company. No fractional Common Shares shall be issued on the exercise of an Award. Accordingly, if, as a result of any adjustment under this Section, a Participant would become entitled to a fractional Common Share, the Participant shall have the right to acquire only the adjusted number of full Common Shares and no payment or other adjustment will be made with respect to the fractional Common Shares so disregarded.

16.  REQUIRED CONSENTS

        (a) If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the issuance of Common Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action being hereinafter referred to as a "plan action"), then such plan action shall not be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee.

        (b) The term "consent" as used herein with respect to any plan action includes (i) any and all listings, registrations or qualifications in respect thereof upon any stock exchange or under any applicable law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all other consents, clearances and approvals in respect of a plan action by any governmental or other regulatory body or any stock exchange or self-regulatory agency having jurisdiction.

17. TRANSFER AND ASSIGNMENT

Except to the extent otherwise provided in the applicable Award Agreement, no Award or right granted to any person under the Plan shall be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of (including through the use of any cash-settled instrument) other than by will or by the laws of descent and distribution, and all such Awards and rights shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative. Notwithstanding the immediately preceding sentence, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a grantee to transfer any Award (other than Options) to any person or entity that the Committee so determines.

18. EMPLOYMENT AND BOARD POSITION NON-CONTRACTUAL

The granting of an Award to a Participant under this Plan does not confer upon the Participant any right to continue as an Employee, Officer, Consultant or as a Director, as the case may be, nor does it interfere in any way with the right of the Participant or the Company to terminate the

Participant's employment or a Consultant Contract at any time, or the shareholders' right to elect or remove Directors.

19. CODE SECTION 162(M) PROVISIONS APPLICABLE TO RESTRICTED OFFICERS

Awards under this Plan to Restricted Officers are intended to come within the exception to the nondeductibility of compensation exceeding $1,000,000 for qualified performance-based compensation under Treasury Regulation 1.162-27(e), unless otherwise provided in the Award Agreement. Any ambiguities or inconsistencies in the construction of this Plan shall be interpreted to give effect to this intention, and if any provision of the Plan is found not to be in compliance with such Regulation, such provision shall be null and void to the extent required to permit the Award to be considered qualified performance-based compensation. Therefore, notwithstanding anything in this Plan to the contrary, the requirements of Treasury Regulation Section 1.162-27(e) for qualified performance-based compensation further limits Awards intended to meet the requirements of Code Section 162(m).

20. ADMINISTRATION OF PLAN

        (a) This Plan shall be administered by the Committee. The Committee shall have the power and authority to exercise all of the powers granted to it under the Plan, construe, interpret and implement the Plan and any Award Agreements, prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, make all determinations necessary or advisable in administering the Plan, correct any defect, supply any omission and reconcile any inconsistency in the Plan, amend the Plan to reflect changes in applicable law, subject to pre-clearance with the TSE, unless otherwise provided in any Award Agreement with respect to a particular Award, and subject to pre-clearance with the TSE, amend the Award Agreement in any respect, including, without limitation, to accelerate the time or times at which the Award becomes unrestricted or may be exercised, waive or amend any goals, restrictions or conditions set forth in the Award Agreement, or impose new goals, restrictions and conditions, or reflect a change in the grantee's circumstances (eg., a change to part-time employment status), provided such amendment is not adverse to the Participant holding such Award, or consented to by such Participant, determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards (subject to pre-clearance with the TSE) or other property, or cancelled, forfeited or suspended, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee, and Awards shall be settled by the Company or any of its subsidiaries.

        (b) Any determination by the Committee shall be final and conclusive on all persons affected thereby unless otherwise determined by the Board of Directors.

        (c) The day-to-day administration of this Plan may be delegated to such officers and employees of the Company or any subsidiary of the Company as the Committee shall determine.

        (d) To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act, all actions relating to Awards to persons subject to
             Section 16 of the Exchange Act shall be taken by the Board or a committee or subcommittee of the Board composed of two or more members, each of whom is a "non-employee director" within the meaning of Exchange Act Rule 16b-3. To the extent required for compensation realized from Awards under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code, such Awards may be granted by a committee or subcommittee of the Board composed of two or more members, each of whom is an "outside director" within the meaning of Code Section 162(m).

21. NOTICES

All written notices to be given by the Participant to the Company may be delivered personally or by registered mail, postage prepaid, addressed as follows:

     Meridian Gold Inc.
     Suite 200
     9670 Gateway Drive
     Reno, NV     89511-8997

     Attention:  Chief Financial Officer

Any notice given by the Participant pursuant to the terms of the Option shall not be effective until actually received by the Company at the above address. Any notice to be given to the Participant shall be sufficiently given if delivered personally or by postage prepaid mail to the last address of the Participant on the records of the Company and shall be effective seven days after mailing.

22. CORPORATE ACTION

Nothing contained in this Plan or any Award granted shall be construed so as to prevent the Company or any subsidiary of the Company from taking corporate action which is deemed by the Company or the subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Plan or on any Award granted.

23. AMENDMENTS

The Board of Directors shall have the right, in its sole discretion, to alter, amend or discontinue this Plan from time to time and at any time. No such amendment or discontinuation may, without the consent of a Participant, alter or impair such Participant's rights or increase such Participant's obligations with respect to an Award previously granted. Any amendment to this Plan is subject to the prior approval of applicable securities regulatory authorities and may require the approval of the Company's shareholders.

24. GOVERNING LAW

This Plan is established under the laws of Ontario and the rights of all parties and the construction and effect of each provision of this Plan shall be according to the laws of Ontario and the laws of Canada applicable in Ontario.

25. GOVERNMENT REGULATION

The Company's obligation to issue and deliver Common Shares under any Award is subject to:

      (a) the satisfaction of all requirements under applicable securities law in respect thereof and obtaining all regulatory approvals as the Company shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

      (b) the admission of such Common Shares to listing on any stock exchange in Canada or the United States on which Common Shares may then be listed; and

      (c) the receipt from the Participant of such representations, agreements and undertakings as to future dealings in such Common Shares as the Company determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction.

In this connection, the Company shall take all reasonable steps to obtain such approvals and registrations as may be necessary for the issuance of such Common Shares in compliance with applicable securities laws and for the listing of such Common Shares on a stock exchange in Canada or the United States on which the Common Shares are then listed.

26. APPROVALS

This Plan shall be subject to shareholder approval and acceptance by the TSE in compliance with all conditions imposed by the TSE. Any Awards granted prior to such acceptance shall be conditional upon such acceptance being given and any conditions complied with and no Options may be exercised unless such acceptance is given and such conditions are complied with.


DATED March 5, 1999.

                                  SCHEDULE "B"

                    FORM OF SHARE INCENTIVE PLAN RESOLUTION

                               MERIDIAN GOLD INC.

                      RESOLUTION OF THE BOARD OF DIRECTORS


SHARE INCENTIVE PLAN

     WHEREAS, Meridian Gold Inc. (the "Corporation"), administers a share incentive plan dated March 5, 1999 (the "Share Incentive Plan"), which plan has been approved by the shareholders of the Corporation and the Toronto Stock Exchange (the "TSE");

     AND WHEREAS, the Share Incentive Plan was created to encourage directors, officers, employees and certain consultants to own common shares in the capital of the Corporation (the "Common Shares"), in order to provide additional incentive for superior performance for those persons primarily responsible for the management and profitable growth of the Corporation's business and to enable the Corporation to attract and retain valued directors, officers, employees and consultants (the "SIP Objectives");

     AND WHEREAS, the board of directors of the Corporation (the "Board of Directors") deemed it necessary and desirable to amend the Share Incentive Plan to further the SIP Objectives;

     AND WHEREAS, by resolution of the Board of Directors dated February 22, 2002 (a copy of which is attached to this shareholder resolution as Schedule "A"), the Board of Directors made certain amendments to the Share Incentive Plan (the "Amendments") subject to shareholder approval;

     AND WHEREAS, in order for the Amendments to take effect, the rules of the Toronto Stock Exchange (the "TSE") require that the Amendments be approved by the shareholders of the Corporation and the TSE.

     NOW BE IT RESOLVED THAT:

     (a) The Share Incentive Plan of the Corporation is hereby amended by deleting "5,200,000" from Section 5 (a) and substituting "8,200,000".

     (b)  Delete Section 5 (b): "Of the 5,200,000 Common Shares referred to in
          Section 5 (a), the aggregate number which may be reserved for issuance pursuant to Incentive Stock Options shall not exceed 2,000,000 Common Shares".

     (c) The Share Incentive Plan of the Company is hereby amended by deleting "1,000,000" in Section 5 (c) and substituting "1,750,000".

     (d) Any officer or director of the Company is hereby authorized and directed on behalf of the Company to execute and deliver all such documents and to do all such acts as may be necessary or desirable to give effect to this resolution.

                                  SCHEDULE "C"


                           FORM OF SHAREHOLDER RIGHTS
                                PLAN RESOLUTION

                               MERIDIAN GOLD INC.

                      RESOLUTION OF THE BOARD OF DIRECTORS


SHAREHOLDER RIGHTS PLAN

     "WHEREAS, on March 5, 1999, the board of directors (the "Board of Directors") of Meridian Gold Inc. (the "Corporation") unanimously adopted a shareholder rights plan designed to allow the shareholders' of the Corporation to receive full and fair value for their common shares in the capital of the Corporation (the "Shareholder Rights Plan");

     AND WHEREAS, pursuant to the terms of the Shareholder Rights Plan, the Shareholder Rights Plan must be reconfirmed by more than 50% of the votes cast at each of the third and sixth annual meetings of the Corporation's shareholders following its approval at the 1999 annual and special meeting of shareholders of the Corporation (the "1999 Meeting");

     AND WHEREAS, the 2002 annual and special meeting of shareholders of the Corporation is the third annual meeting of the Corporation since the 1999 Meeting;

     AND WHEREAS, the Board of Directors has determined that the Shareholder Rights Plan is in the best interest of the Corporation and its shareholders, and unanimously recommends that the shareholders vote in favor of reconfirmation of the Shareholders Rights Plan.

          NOW THEREFORE BE IT RESOLVED THAT:

        a. The Shareholder Rights Plan dated March 5, 1999, is authorized, approved, ratified and reconfirmed; and

        b. Any director or officer of the Corporation is hereby authorized and directed to do all such things and to execute and deliver all such documents as may be necessary or desirable in order to continue the current existence and implementation of the Shareholder Rights Plan."

                              [MERIDIAN GOLD LOGO]

                             [MERIDIAN GOLD LOGO]

                               MERIDIAN GOLD INC.
                                   2002 PROXY

THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT OF MERIDIAN GOLD INC. (THE "CORPORATION") FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") OF THE CORPORATION TO BE HELD ON MAY 7, 2002.

The undersigned shareholder hereby appoints Dr. David S. Robertson, Chairman of the Board of Directors, or in his absence, Mr. Brian J. Kennedy, President and Chief Executive Officer of the Corporation, or instead of either of them, _________________________________________ (see note 1 below), as proxyholder of the undersigned, with full power of substitution, to attend, vote and act for the undersigned at the Meeting, and at any adjournment or adjournments of the Meeting. The undersigned undertakes to ratify and confirm all of the actions of the proxyholder pursuant to this proxy, and revokes any proxy previously given.

The proxyholder designated above is specifically directed to vote (or withhold from voting) all of the shares registered in the name of the undersigned as specified below (see note 2 below):

  MANAGEMENT RECOMMENDS SHAREHOLDERS VOTE FOR THE ITEMS BELOW.

  1. TO VOTE  [ ]                              TO WITHHOLD FROM VOTING  [ ]
     in the election of the nominees proposed by management as directors of the Corporation;

  2. TO VOTE  [ ]                              TO WITHHOLD FROM VOTING  [ ]
     in the appointment of KPMG LLP as auditors of the Corporation and to authorize the Board of Directors to fix their remuneration;

  3. TO VOTE  [ ]                              TO WITHHOLD FROM VOTING  [ ]
     in the approval of an amendment to the Meridian Gold Inc. 1999 Share Incentive Plan;

  4. TO VOTE  [ ]                              TO WITHHOLD FROM VOTING  [ ]
     in the reconfirmation of approval of the 1999 Shareholder Rights Plan.

Please see the Notice of Annual and Special Meeting and Management Proxy Circular accompanying this proxy for further information. See note 3 below for instructions on completing this proxy.

   Dated this ___________________ day of __________________________, 2002.

   Name of Shareholder (please print)____________________________________

   Signature of Shareholder______________________________________________

NOTES:
-----
1. A shareholder has the right to appoint, as his or her proxyholder, a person (who need not be a shareholder) other than the nominees designated above by inserting the name of that other person in the space above.
2. In the event that no choice is specified with respect to voting or withholding from voting in respect of items (1.), (2.), (3.) or (4.) above, the nominee designated above is instructed to vote for that item(s), respectively. If any amendments or variations to the matters referred to above or to any other matters identified in the Notice of Meeting are proposed at the Meeting (or any adjournment) or if any other matters which are not now known to management should properly come before the Meeting (or any adjournment), this proxy confers discretionary authority on the proxyholder to vote on such amendments, variations or other matters in the best judgment of the proxyholder.
3. Please complete, date and sign this proxy and return it as soon as possible in the envelope provided. Executors, administrators, trustees, attorneys or guardians should so indicate when signing and provide proof of appointment. Where shares are held in the names of two or more persons, each person must sign. If the shareholder is a corporation, this proxy must be signed by an authorized officer or attorney of the corporation with clear indication of his/her title. If this proxy is not dated it shall be deemed to bear the date on which is was mailed. Any resident of Quebec who signs this proxy confirms the express wish that this proxy and the documents relating to this proxy be drawn up in English.
4. Properly executed forms of proxy must be received no later than 5:00pm (Eastern Daylight Time) on May 3, 2002 by the Corporation's registrar and transfer agent, Computershare Trust Company of Canada , 1800 McGill College Avenue, Montreal, QC H3A 3K9.